Exhibit 10.3

Femasys Inc.

2021 EQUITY INCENTIVE PLAN1

Section 1.             Purpose of the Plan.

The purpose of the Femasys Inc. 2021 Equity Incentive Plan (the “Plan”) is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s shares by such Employees, Consultants and Non-Employee Directors.

Upon the approval of the Plan by the stockholders of the Company, no new awards will be granted under the Femasys Inc. 2015 Stock-Based Incentive Compensation Plan, as amended and/or restated from time to time (the “2015 Plan”).

Section 2.             Definitions.

As used herein, the following definitions shall apply:

2.1.        “Award” means the grant of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Stock Units and Other Stock-Based Awards under the Plan.

2.2.        “Award Agreement” means the written agreement, instrument or document evidencing an Award.

2.3.        “Board” means the Board of Directors of the Company.

2.4.        “Cause” means,

(a)          if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Cause” shall have the meaning provided in such agreement;

(b)          if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary or if no definition of “Cause” is set forth in the applicable employment, consulting, severance or similar agreement, “Cause” shall have the meaning provided in the applicable Award Agreement;

[1]	All share numbers will be adjusted in connection with any reverse stock split or similar capitalization adjustment pursuant to Section 8.1.

(c)          if neither clause (a) nor clause (b) applies, then “Cause” shall mean (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect; (ii) failing to follow the lawful directions of superiors or the Board or the written policies and practices of the Company or any Subsidiary; (iii) the Participant’s indictment for, conviction of, plea of guilty or no contest to, or commission of, a felony or a crime involving any of the following: moral turpitude, dishonesty, breach of trust or unethical business conduct; or the Participant’s indictment for, conviction of, plea of guilty or no contest to, or commission of, any crime involving the Company or any Subsidiary; (iv) fraud, misappropriation or embezzlement; (v) a material breach of the Participant’s employment agreement (if any) with the Company or any Subsidiary, whether or not such breach results in the termination of the Participant’s employment; (vi) acts or omissions constituting a material failure to perform substantially and adequately the duties assigned to the Participant that are consistent with his or her position(s); (vii) any illegal act detrimental to the Company or any Subsidiary; (viii) repeated failure to devote substantially all of the Participant’s business time and efforts to the Company or any Subsidiary if required by the Participant’s employment agreement; or (ix) the Participant’s abuse of illegal drugs or other controlled substances or the Participant’s habitual intoxication while providing services to the Company or any Subsidiary.

A Participant’s resignation or death, in either case, at a time when Cause to terminate the Participant’s employment or other service exists shall be treated as a termination for Cause for all purposes of the Plan and the Participant’s Awards and Award Agreements.

2.5.        “Change in Control” means, unless otherwise provided in an Award Agreement, after the Effective Date:

(a)          the acquisition in one or more transactions (whether by purchase, merger, amalgamation or otherwise) by any “Person” (as such term is used for purposes of Section 13(d) or Section 14(d) of the Exchange Act, but excluding, for this purpose, (i) the Company and the Subsidiaries, (ii) any employee benefit plan of the Company or any Subsidiary or (iii) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company) of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act), of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities (the “Voting Securities”);

(b)           a change in the composition of the Board such that the individuals who as of any date constitute the Board (the “Incumbent Board”) cease to constitute a majority of the Board at any time during the 24-month period immediately following such date; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the “Incumbent Board” shall mean the Board as so reduced;

(c)          a complete liquidation or dissolution or winding up of the Company (other than pursuant to a transaction in which the assets of the Company are distributed to an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company); or

(d)          the sale, directly or indirectly, of all or substantially all of the Company’s and its Subsidiaries’ assets (determined on a consolidated basis), other than to a Person described in clauses (i), (ii) or (iii) of Section 2.5(a) above.

Notwithstanding the foregoing, (i) a restructuring, reorganization or similar or analogous event in which the stockholders of the Company immediately before such event have “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of the Company, or of the resulting entity, immediately after such event in substantially the same proportions as their ownership of Shares of the Company immediately before such event shall not constitute a Change in Control and (ii) an IPO shall not be considered a Change in Control.

2.6.        “Code” means the Internal Revenue Code of 1986, as amended.

2.7.        “Company” means Femasys Inc., a Delaware corporation, or any successor corporation or company.

2.8.      “Committee” means the Compensation Committee of the Board, provided that the Committee shall at all times have at least two members, each of whom shall be a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and the regulations issued thereunder and an “independent director” under the rules of any applicable stock exchange.

2.9.        “Consultant” means a natural person (within the meaning of Form S-8 of the Securities Act) who provides bona fide services to the Company or any Subsidiary other than in connection with the offer or sale of Shares or other securities or shares in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Shares or other securities of the Company.

2.10.      “Disability” means,

(a)           if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, “Disability” shall have the meaning provided in such agreement;

(b)           if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary or if no definition of “Disability” is set forth in the applicable employment, consulting, severance or similar agreement, “Disability” shall have the meaning provided in the applicable Award Agreement;

(c)            if neither clause (a) nor clause (b) applies, then “Disability” shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.11.      “Effective Date” means the day immediately prior to the IPO Registration Date, provided that the Plan is approved by the stockholders of the Company prior to such day.

2.12.      “Employee” means an officer or other employee of the Company or a Subsidiary, including without limitation a director who is such an employee.

2.13.      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.14.      “Fair Market Value” means, on any given date (i) if the Shares are listed on any established stock exchange or a national market system, including without limitation NASDAQ, the closing sales price for such Shares as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable (or, if no closing sales price was reported on that date, on the last trading date such closing sales price was reported); (ii) if clause (i) does not apply, then if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, on the last trading date such bids and asks were reported); or (iii) if neither clause (i) nor clause (ii) applies, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code and the regulations thereunder (and, with respect to Incentive Stock Options, in accordance with Section 422 of the Code and the regulations thereunder).

2.15.      “IPO” means (i) the initial public offering of the Company’s securities, other than pursuant to a Form S-8 (or any successor form thereto), or (ii) the Company’s securities becoming subject to registration under the Exchange Act.

2.16.       “IPO Registration Date” means the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of Shares is declared effective by the Securities and Exchange Commission under the Securities Act.

2.17.       “Incentive Stock Option” means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option, and which in fact meets such requirements of Section 422 of the Code.

2.18.      “Incumbent Director” means a director who either (1) is a member of the Board as of the Effective Date or (2) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.

2.19.       “Non-Employee Director” means a member of the Board who is not an Employee.

2.20.       “Non-Qualified Option” means an Option or portion thereof that is designated as not being an Incentive Stock Option or that does not otherwise qualify as an Incentive Stock Option.

2.21.     “Option” means a right granted under Section 6.1 of the Plan to purchase a specified number of Shares at a specified price. An Option may be an Incentive Stock Option or a Non-Qualified Option; provided, however, that unless otherwise explicitly stated in an Award Agreement, each Option is hereby designated as a Non-Qualified Option.

2.22.       “Other Stock-Based Award” means a right granted under Section 6.7 of the Plan.

2.23.       “Participant” means any Employee, Non-Employee Director or Consultant who receives an Award.

2.24.      “Performance Goals” means any goals established by the Committee in its sole discretion, the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or a Subsidiary, division, department or function within the Company or a Subsidiary. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured, for example, by a group of peer companies or by a financial market index. Performance Goals may include, but are not limited to: achievement of specified research and development, publication, clinical and/or regulatory milestones, total shareholder return, earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Shares, economic value-added, funds from operations or similar measure, sales or revenue, acquisitions or strategic transactions, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings (loss) per Share, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or a Subsidiary, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals and/or the related minimum, target, maximum and/or other acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable.

2.25.      “Performance Period” means the period selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

2.26.      “Performance Stock” means Shares awarded by the Committee under Section 6.6 of the Plan that are subject to Performance Goals.

2.27.     “Performance Stock Unit” means the right granted under Section 6.5 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share, which right is subject to Performance Goals. Performance Stock Units may be settled in cash, Shares or any combination thereof; provided, however, that unless otherwise provided in an Award Agreement, Performance Stock Units shall be settled in Shares.

2.28.      “Person” means an individual, corporation, partnership, association, limited liability company, estate or other entity.

2.29.      “Restricted Stock” means a Share awarded by the Committee under Section 6.3 of the Plan.

2.30.      “Restricted Stock Unit” means the right granted under Section 6.4 of the Plan to receive, on the date of settlement, one Share or an amount equal to the Fair Market Value of one Share. An Award of Restricted Stock Units may be settled in cash, Shares or any combination of the foregoing; provided, however, that unless otherwise provided in an Award Agreement, Restricted Stock Units shall be settled in Shares.

2.31.      “Restriction Period” means the period during which Performance Stock, Performance Stock Units, Restricted Stock and Restricted Stock Units are subject to forfeiture.

2.32.      “SAR” means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

2.33.      “Securities Act” means the Securities Act of 1933, as amended.

2.34.      “Share” means one share of the Company’s common stock, par value $0.001 per share.

2.35.      “Subsidiary” means any corporation, partnership, joint venture, company or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

2.36.      “Ten Percent Stockholder” means a Person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, a “parent” or a “subsidiary” (as the terms “parent” and “subsidiary” are defined in Code Section 424).

Section 3.             Eligibility.

Any Employee, Non-Employee Director or Consultant shall be eligible to be selected to receive an Award under the Plan, as determined in the sole discretion of the Committee.

Section 4.             Administration of the Plan.

4.1.        The Plan and all Award Agreements shall be administered by the Committee. Any action of the Committee in administering the Plan and an Award Agreement shall be final, conclusive and binding on all Persons, including without limitation the Company, its Subsidiaries, Participants, Persons claiming rights from or through Participants and stockholders of the Company. No member of the Committee (or any person to whom the Committee has delegated authority to act under the Plan) shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee (or such person) with respect to the Plan or any Awards granted hereunder, and all members of the Committee (and such persons to whom the Committee has delegated authority to act under the Plan) shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation to the fullest extent permitted by law.

4.2.        Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; provided that Awards granted to Non-Employee Directors shall be subject to approval by the full Board; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, Performance Goals relating to an Award, transferability or forfeiture, exercisability or settlement of an Award, waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine the exercise price or purchase price (if any) of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (vi) determine whether (and, if necessary, certify that) Performance Goals to which an Award is subject are satisfied; (vii) determine whether Participants will be permitted to defer the settlement of certain Awards; (viii) correct any defect or supply any omission or reconcile any inconsistency in the Plan and Award Agreements, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan and Award Agreements as it may deem necessary or advisable; (ix) construe and interpret the Plan and Award Agreements; and (x) make all other determinations as it may deem necessary or advisable for the administration of the Plan and Award Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 or 8 of the Plan.

4.3.       To the extent permitted by applicable law and the Company’s by-laws, the Committee may delegate some or all of its authority with respect to the Plan and Awards to any executive officer of the Company or any other person or persons designated by the Committee, in each case, acting individually or as a committee, provided that the Committee may not delegate its authority hereunder to any person to make Awards to (a) Employees who are (i) subject to the requirements of Rule 16b-3 of the Exchange Act or (ii) officers or other Employees who are delegated authority by the Committee pursuant to this Section 4.3 or (b) members of the Board. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter in its sole discretion. The Committee may at any time rescind the authority delegated to any person pursuant to this Section 4.3. Any action undertaken by any such person or persons in accordance with the Committee’s delegation of authority pursuant to this Section 4.3 shall have the same force and effect as if undertaken directly by the Committee.

4.4.        Notwithstanding any other provision to the contrary, Awards granted to Non-Employee Directors shall be administered by the full Board, and any authority reserved under the Plan for the Committee with regard to Awards granted to Non-Employee Directors shall be exercised by the full Board.

Section 5.             Shares Subject to the Plan.

5.1.       Subject to adjustment as provided in Section 8 hereof and this Section 5, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be 10,000,000 Shares (the “Cap”); provided, however, that on January 1st of each year, commencing with the first January 1st following the Effective Date of the Plan, the Cap shall be increased by a number of Shares equal to (x) 4% of the total number of Shares outstanding on the immediately preceding December 31st and (y) such lesser number of Shares determined by the Board. In addition, the Cap shall be increased by the number of Shares underlying the portion of an award granted under the 2015 Plan that is cancelled, terminated or forfeited or lapses, in any case, on or after the Effective Date. No more than 10,000,000 Shares issued under the Plan may be issued pursuant to the exercise of Incentive Stock Options (provided that on January 1st of each year of the term of the Plan, this limitation shall be increased by the lesser of (x) 4% of the total number of Shares outstanding on the immediately preceding December 31st and (y) 5,000,000 Shares (subject to adjustment as provided in Section 8 hereof)). The Shares issued under the Plan may, at the election of the Board, be (i) authorized but previously unissued Shares or (ii) Shares previously issued and outstanding and reacquired by the Company. Notwithstanding the foregoing, Shares issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company or any Subsidiary (“Substitute Awards”) shall not count against the Cap, and to the extent permitted by the rules of the stock exchange on which the Shares are then listed or quoted, shares under a stockholder approved plan of an acquired company (adjusted to reflect the transaction) may be used for Awards under the Plan and do not count against the Cap. No Non-Employee Director may be granted Awards in any one calendar year covering a number of Shares that have a Fair Market Value on the grant date in excess of (i) $350,000 in the first calendar year of such Non-Employee Director’s initial service as a Non-Employee Director and (ii) $200,000 in any other calendar year of such Non-Employee Director’s service.

5.2.        If any Shares subject to an Award under the Plan are forfeited or such Award otherwise terminates for any reason whatsoever without an actual distribution of Shares to the Participant, any Shares counted against the number of Shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, be added back to the Cap and shall again be available for Awards under the Plan; provided, however, that (i) such treatment shall not apply for Substitute Awards and (ii) the Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations. In addition, and notwithstanding anything contained herein to the contrary, Shares tendered in payment of the exercise price or withholding taxes with respect to an Award shall not become, or again be, available for Awards under the Plan.

Section 6.             Awards.

Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the settlement or exercise thereof, at the grant date or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of a Participant’s termination of employment or other service with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed (provided that, in any case, any such action is permitted under Code Section 409A). The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

6.1.        Options. Options give a Participant the right to purchase a specified number of Shares from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. Options may be either Incentive Stock Options or Non-Qualified Options; provided that Incentive Stock Options may be granted only to employees of the Company or a “subsidiary” (as defined in Code Section 424(f)) of the Company. The grant of Options shall be subject to the following terms and conditions:

(a)          Exercise Price. The price per Share at which Shares may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of one Share on the grant date (or 110% of the Fair Market Value of one Share on the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

(b)         Term of Options. The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date (or five years from the grant date in the case of an Incentive Stock Option granted to a Ten Percent Stockholder).

(c)        Exercise of Option. Each Award Agreement with respect to an Option shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including without limitation (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with Shares, with any combination of cash and Shares, or with other legal consideration that the Committee may deem appropriate and to the extent permitted by applicable law, (iii) the methods of payment, which may include payment through cashless and net exercise arrangements, to the extent permitted by applicable law and (iv) the methods by which, or the time or times at which, Shares will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. With respect to any Participant who is subject to Section 16 of the Exchange Act with respect to the Company, such Participant may direct the Company to reduce the number of Shares that would otherwise be deliverable upon the exercise of his or her Option by the number of Shares having a Fair Market Value on the date of exercise equal to the exercise price of the portion of the Option then being exercised.

(d)       Incentive Stock Options. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a “disqualifying disposition” (as defined in Section 421(b) of the Code) of any Shares acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of any period during which a disqualifying disposition could occur, subject to complying with any instructions from such Participant as to the sale of such Shares. The aggregate Fair Market Value, determined as of the grant date, for Awards granted under the Plan (or any other stock or share option plan required to be taken into account under Section 422(d) of the Code) that are intended to be Incentive Stock Options which are first exercisable by the Participant during any calendar year shall not exceed $100,000. To the extent an Award purporting to be an Incentive Stock Option exceeds the limitation in the previous sentence or does not otherwise qualify as an Incentive Stock Option, the portion of the Award in excess of such limit or that does not so qualify shall be a Non-Qualified Option.

(e)               No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s Options.

6.2.        Stock Appreciation Rights. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of one Share on the grant date. No payment from the Participant shall be required to exercise a SAR. The grant of SARs shall be subject to the following terms and conditions:

(a)             General. Each Award Agreement with respect to a SAR shall specify the number of SARs granted, the grant price of the SAR, the time or times at which the SAR may be exercised in whole or in part (including without limitation vesting upon the passage of time, the attainment of Performance Goals or a combination thereof), the method of exercise, method of settlement (in cash, Shares or a combination thereof), method by which Shares will be delivered or deemed to be delivered to Participants (if applicable) and any other terms and conditions of the SAR. Unless provided otherwise in an Award Agreement, all SARs shall be settled in Shares.

(b)              Term. The term of a SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years from the grant date.

(c)              No Dividend Equivalent Rights. No Participant shall be entitled to dividend equivalent rights or payments with respect to any Shares underlying the Participant’s SARs.

6.3.        Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

(a)           General. Each Award Agreement with respect to Restricted Stock shall specify the duration of the Restriction Period and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time.

(b)          Transferability. During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

(c)             Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares) and to vote such Shares of Restricted Stock in accordance with the Company’s by-laws. Dividends may, in the discretion of the Committee, be paid currently or subject to the same restrictions as the underlying Restricted Stock, in either case, as set forth in the applicable Award Agreement (and the Committee may, in its sole discretion, withhold any cash dividends paid on Restricted Stock until the restrictions applicable to such Restricted Stock have lapsed); provided, however, that dividends paid on unvested Restricted Stock that is subject to Performance Goals shall not be paid or released unless and until the applicable Performance Goals have been achieved.

(d)            Additional Matters. Upon the Award of Restricted Stock, the Committee may direct the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including without limitation an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and, if issued to the Participant, returned to the Company to be held in escrow during the Restriction Period. In all cases, the Participant shall sign a stock power or share transfer form (as appropriate) endorsed in blank to the Company to be held in escrow during the Restriction Period.

6.4.        Restricted Stock Units. Restricted Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Restricted Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Restricted Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Restricted Stock Units shall be subject to the following terms and conditions:

(a)            Restriction Period. Each Award Agreement with respect to Restricted Stock Units shall specify the duration of the Restriction Period, if any, and/or each installment thereof and the conditions under which such Award may be forfeited to the Company. Such restrictions may include a vesting schedule based upon the passage of time.

(b)            Settlement. Unless otherwise provided in an Award Agreement (i) an Award of Restricted Stock Units shall be settled in Shares, provided that any fractional Restricted Stock Units shall be settled in cash and (ii) subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the date of grant through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Restricted Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof).

(c)         Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Restricted Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared during the Restriction Period or deferral period on the Shares represented by an Award of Restricted Stock Units will be credited to the Participant’s account and settled in Shares unless otherwise specified in the applicable Award Agreement at the same time (and subject to the same forfeiture restrictions) as the Restricted Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents); provided, however, that the Committee may determine at or after the grant date to settle any such dividend equivalents in cash.

6.5.        Performance Stock Units. Performance Stock Units are solely a device for the measurement and determination of the amounts to be paid to a Participant under the Plan. Performance Stock Units do not constitute Shares and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Participant in respect of an Award of Performance Stock Units shall be no greater than the right of any unsecured general creditor of the Company. The grant of Performance Stock Units shall be subject to the following terms and conditions:

(a)          Restriction Period. Each Award Agreement with respect to Performance Stock Units shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock Units and the conditions under which the Performance Stock Units may be forfeited to the Company. Such restrictions shall include a vesting schedule based on the attainment of one or more Performance Goals.

(b)          Settlement. Unless otherwise provided in an Award Agreement, subject to the Participant’s continued employment or other service with the Company or a Subsidiary from the grant date through the expiration of the Restriction Period (or applicable portion thereof), the vested portion of an Award of Performance Stock Units shall be settled within 60 days after the expiration of the Restriction Period (or applicable portion thereof). Unless provided otherwise in an Award Agreement, all Performance Stock Units will be settled in Shares (except that fractional Performance Stock Units shall be settled in cash).

(c)        Stockholder Rights. Nothing contained in the Plan shall be construed to give any Participant rights as a stockholder with respect to an Award of Performance Stock Units (including, without limitation, any voting, dividend or derivative or other similar rights). Notwithstanding the foregoing, the Committee may provide in an Award Agreement that amounts equal to any dividends declared by the Company during the Restriction Period on the Shares represented by an Award of Performance Stock Units will be credited to the Participant’s account and settled in cash or Shares at the same time (and subject to the same forfeiture restrictions and Performance Goals) as the Performance Stock Units to which such dividend equivalents relate (with the number of Shares released in payment of such dividend equivalents to equal the amount of dividend equivalents then being settled in Shares, divided by the Fair Market Value of one Share on the settlement date of such dividend equivalents).

6.6.        Performance Stock. An Award of Performance Stock is a grant by the Company of a specified number of Shares to the Participant, which Shares are conditional on the achievement of one or more Performance Goals during the Performance Period and subject to forfeiture upon the occurrence of specified events during the Restriction Period. An Award of Performance Stock shall be subject to the following terms and conditions.

(a)       General. Each Award Agreement with respect to Performance Stock shall specify the duration of the Performance Period and the Restriction Period, if any, and/or each installment thereof, the Performance Goals applicable to the Performance Stock and the conditions under which the Performance Stock may be forfeited to the Company, and the amount, if any, the Participant must pay to receive the Performance Stock.

(b)        Transferability. During the Restriction Period, if any, the transferability of Performance Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Performance Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

(c)        Stockholder Rights. Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a stockholder with respect to Performance Stock, including, without limitation, the right to receive dividends thereon (whether in cash or Shares), but only to the extent that Performance Stock vests based on the achievement of Performance Goals, and to vote such shares of Performance Stock. Dividends shall be subject to the same restrictions (and Performance Goals) as the underlying Performance Stock and the Committee shall withhold any cash dividends paid on Performance Stock until the Performance Goals are achieved and restrictions applicable to such Performance Stock have lapsed.

6.7.         Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award (in addition to those Awards provided in Sections 6.1, 6.2, 6.3, 6.4, 6.5 and 6.6 hereof) that is payable in, or valued in whole or in part by reference to, Shares, and that is deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, fully vested Shares and dividend equivalents (“Other Awards”).

6.8.       Termination of Employment or Other Service. Unless otherwise provided in an Award Agreement, and except as otherwise provided in Section 7.2 hereof, upon a Participant’s termination of employment or other service with the Company and its Subsidiaries (x) for any reason other than for Cause, the unvested portion of each Award shall be immediately forfeited upon such termination with no compensation or other payment due the Participant, and the vested portion of each Option and SAR shall be exercisable for the period set forth in the Award Agreement (but not beyond the stated term of such vested Option or vested SAR) or (y) for Cause, all vested and unvested Awards granted to such Participant shall be immediately forfeited upon such termination with no compensation or other payment due the Participant.

Section 7.             Change in Control.

7.1.        General. Unless otherwise provided in an Award Agreement, a Change in Control shall not, in and of itself, accelerate the vesting, settlement or exercisability of outstanding Awards. Notwithstanding the foregoing and unless otherwise provided in an Award Agreement, if (i) the successor corporation or company (or its direct or indirect parent) does not agree to assume an outstanding Award or does not agree to substitute or replace such Award with an award involving the ordinary equity securities of such successor corporation (or its direct or indirect parent) on terms and conditions necessary to preserve the rights of the applicable Participant with respect to such Award, (ii) the securities of the Company or the successor corporation or company (or its direct or indirect parent) will not be publicly traded on a U.S. securities exchange immediately following such Change in Control or (iii) the Change in Control is not approved by a majority of the Incumbent Directors immediately prior to such Change in Control, then the Committee, in its sole discretion, may take one or more of the following actions with respect to all, some or any such Awards: (a) accelerate the vesting and, if applicable, exercisability of such Awards such that the Awards are fully vested and, if applicable, exercisable (effective immediately prior to such Change in Control); (b) with respect to any Awards that do not constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, accelerate the settlement of such Awards upon such Change in Control; (c) with respect to Awards that constitute “non-qualified deferred compensation” within the meaning of Code Section 409A, terminate all such Awards and settle all such Awards for a cash payment equal to the Fair Market Value of the Shares underlying such Awards less the amount the Participant is required to pay for such Shares, if any, provided that (I) such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5)(v), (vi) or (vii) and (II) all other arrangements that would be aggregated with such Awards under Code Section 409A are terminated and liquidated within 30 days before or 12 months after such Change in Control; (d) cancel any outstanding Option or SAR in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value as of the date of the Change in Control of the Shares underlying the portion of the Option or SAR being so cancelled over the exercise price or grant price, as the case may be, of such portion, provided that any Option or SAR with a per Share exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of one Share on the date of the Change in Control shall be cancelled with no payment due the Participant and (e) take such other actions as the Committee deems appropriate (to the extent permitted by Code Section 409A). If any action is taken with respect to any Award under items (a) through (e) of this Section 7.1 and such Award is subject to Performance Goals, such Performance Goals shall be deemed satisfied based on the actual level of achievement of the applicable Performance Goals through the date of the Change in Control or, if determined by the Committee in its sole discretion prior to such Change in Control, using the applicable target level of achievement rather than such actual level of achievement. The judgment of the Committee with respect to any matter referred to in this Section 7.1 shall be conclusive and binding upon each Participant (and all other Persons) without the need for any amendment to the Plan or any Award or Award Agreement. Notwithstanding the foregoing, no Award that constitutes “non-qualified deferred compensation” (within the meaning of Section 409A of the Code) shall be payable upon the occurrence of a Change in Control unless such Change in Control satisfies the requirements of Treasury Regulation Section 1.409A-3(i)(5).

7.2.        Termination Following a Change in Control. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in an Award Agreement, in the event that Awards under the Plan are assumed in connection with a Change in Control or are substituted with new awards, in either case, pursuant to Section 7.1 above, and a Participant’s employment or other service with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause or due to Disability or as the result of the Participant’s death, in any case, within 24 months following a Change in Control, (i) the unvested portion of such Participant’s Awards (including without limitation any awards received in substitution of an Award) shall vest in full (with any applicable Performance Goals being deemed to have been achieved at target or, if greater, actual levels of performance), (ii) Awards of Options and SARs (including without limitation options and stock or share appreciation rights received in substitution of an Award) shall remain exercisable by the Participant or the Participant’s beneficiary or legal representative, as the case may be, for a period of one-year thereafter (but not beyond the stated term of such Option or SAR), (iii) all Restricted Stock Units and Performance Stock Units (including without limitation restricted stock units and performance stock units received in substitution of an Award) shall be settled within 30 days after such termination and (iv) all Other Stock-Based Awards (including without limitation any other stock-based awards received in substitution of an Award) shall be settled within 30 days after such termination; provided, however, that with respect to clauses (iii) and (iv), if settlement of such Awards on the date described in this Section 7.2 would violate Code Section 409A, then such Award instead shall be settled in full at the time it otherwise would have been settled in connection with a termination of employment or service without Cause or due to death or Disability, as applicable.

Section 8.             Adjustments upon Changes in Capitalization.

8.1.      In order to prevent dilution or enlargement of the rights of Participants under the Plan as a result of any share dividend, recapitalization, forward share split or reverse share split, reorganization, spin-off, extraordinary cash distribution or other similar or analogous corporate transaction or event, in any case, that occurs on or after the date the Plan is approved by the Board (even if such date is prior to the Effective Date), that affects the Shares and which is effected without the receipt of consideration by the Company, the Committee shall adjust (i) the number and kind of Shares which may thereafter be issued in connection with Awards, (ii) the number and kind of Shares issuable in respect of outstanding Awards, (iii) the Cap, the number of Shares set forth in the second clause (y) in Section 5.1 hereof, and the specific Share limitations under Section 5 hereof and (iv) the exercise or grant price relating to any Award. Any such adjustment shall be made in an equitable manner which reflects the effect of such transaction or event. It is provided, however, that in the case of any such transaction or event, the Committee may make any additional adjustments to the items in clauses (i) through (iv) above which it deems appropriate in the circumstances, or make provision for a cash payment with respect to any outstanding Award.

8.2.      In addition to the adjustments described in Section 8.1 above, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including without limitation any Performance Goals, in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles (including, without limitation, (a) asset write-downs; (b) significant litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results; (d) any reorganization and/or restructuring programs or change in the corporate structure or capital structure of the Company or a Subsidiary; (e) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year or period; (f) acquisitions or divestitures; (g) any other specific unusual or nonrecurring events or objectively determinable category thereof; (h) foreign exchange gains and losses; and (i) a change in the Company’s fiscal year).

8.3.        If Sections 7 and 8 hereof could both apply to an event, Section 7 hereof shall control.

Section 9.            Termination and Amendment.

9.1.       Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company’s stockholders or Participants, except that any such amendment or alteration shall be subject to the approval of the Company’s stockholders if (i) such action would increase the number of Shares subject to the Plan (other than in connection with adjustments under Section 8.1 hereof), (ii) such action would decrease the price at which Awards may be granted, or (iii) such stockholder approval is required by any applicable federal, state or foreign law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit such other changes to the Plan to the Company’s stockholders for approval; provided, however, that except as provided in Section 18 hereof, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such amendment, alteration, suspension, discontinuation or termination is required by law or the rules of any applicable securities exchange.

9.2.       The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that except as provided in Section 18 hereof, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award unless such amendment, alteration, suspension, discontinuation or termination is required by law or the rules of any applicable securities exchange.

9.3.        No Repricing. Notwithstanding anything in the Plan or an Award Agreement to the contrary, no underwater Option or underwater SAR may be repriced, replaced or regranted through cancellation, nor may any underwater Option or underwater SAR be repurchased for cash, in any case, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Committee from taking any action provided for in Sections 7 and/or 8 hereof.

Section 10.           No Right to Award, Employment or Service.

No Employee, Consultant or Non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of the Plan, a transfer of employment or service between the Company and any of its Subsidiaries shall not be deemed a termination of employment or service; provided, however, that individuals employed by, or otherwise providing services to, an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service, as the case may be, as of the date such entity ceases to be a Subsidiary unless such individual becomes an employee of, or service provider to, the Company or another Subsidiary as of the date of such cessation. A change in status from Employee to Consultant shall be deemed to be a termination of employment, unless otherwise determined by the Committee. The Committee may adopt rules and make determinations on how a leave of absence will impact an Award, including, without limitation, tolling the vesting schedule or treating such leave of absence as a termination of employment or other service (such rules may be applied retroactively).

Section 11.           Taxes.

Each Participant must make appropriate arrangement acceptable to the Company in its discretion for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including without limitation from a distribution of Shares or cash, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award (including without limitation withholding from any payroll or other payment due to a Participant). This authority shall include the ability to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations. Withholding of taxes in the form of Shares with respect to an Award shall not occur at a rate that equals or exceeds the rate that would result in liability accounting treatment.

Section 12.           Limits on Transferability; Beneficiaries.

No Award or other right or interest of a Participant under the Plan shall be (i) pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or (ii) assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or (with respect to Awards other than Incentive Stock Options) his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Options, SARs, Performance Stock and Restricted Stock be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners (any vesting conditions shall be unaffected by such transfer). The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a Person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other Person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 13.            Foreign Nationals.

 Without amending the Plan, Awards may be granted to Employees, Consultants and Non-Employee Directors who are foreign nationals or are employed or providing services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan. Moreover, the Committee may approve such supplements to, or sub-plans, amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose, provided that no such supplements, sub-plans, amendments, restatements or alternative versions shall include any provisions that are prohibited by the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such prohibition without further approval by the stockholders of the Company.

Section 14.           Securities Law Requirements.

14.1.       No Shares may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities or stock exchange, or adversely affect the registration or qualification of the Company’s Shares under any state or federal law, or otherwise violate any law, rule or regulation, or (ii) require the consent or approval of any regulatory or supervising body or stockholders. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such Shares shall be suspended and shall not be effective unless and until it is done in compliance with all applicable laws, rules and regulations, and such listing, registration, qualifications, consents or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended (provided, however, that if permitted under Code Section 409A, the Committee may toll the expiration date of an Award such that it will not terminate during any such period of suspension).

14.2.      The Committee may require, as a condition to the issuance of Shares hereunder, representations, warranties and agreements to the effect that such Shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such Shares, and that the Participant will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder.

Section 15.            Termination.

Unless earlier terminated, the Plan shall terminate with respect to the grant of new Awards on the earlier of the 10-year anniversary of the date the Plan was approved by the stockholders of the Company or the 10-year anniversary of the date the Plan was approved by the Board, and no Awards under the Plan shall thereafter be granted; provided that no such termination shall impact Awards that were granted prior to such termination.

Section 16.           Fractional Shares.

The Company will not be required to issue any fractional Shares pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional Shares in cash, in its sole discretion.

Section 17.           Discretion.

In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any Employee, any Consultant, any Non-Employee Director, the Company, any Subsidiary, any affiliate, any stockholder or any other Person.

Section 18.           Code Section 409A.

The Plan and all Awards are intended to comply with, or be exempt from, Code Section 409A and all regulations, guidance, compliance programs and other interpretative authority thereunder, and shall be interpreted in a manner consistent therewith without increasing the cost to the Company. In the event that a Participant is a “specified employee” within the meaning of Code Section 409A, and a payment or benefit provided for under the Plan would be subject to additional tax under Code Section 409A if such payment or benefit is paid within six (6) months after such Participant’s “separation from service” (within the meaning of Code Section 409A), then such payment or benefit shall not be paid (or commence) during the six (6) month period immediately following such Participant’s separation from service except as provided in the immediately following sentence. In such an event, any payments or benefits that would otherwise have been made or provided during such six (6) month period and which would have incurred such additional tax under Code Section 409A shall instead be paid to the Participant in a lump-sum, without interest, on the earlier of (i) the first business day of the seventh month following the month in which such Participant’s separation from service occurs or (ii) the tenth business day following such Participant’s death (but not earlier than if such delay had not applied). A Participant’s right to receive any installment payments under an Award Agreement, including without limitation as the result of any deferral of an Award in accordance with Code Section 409A, shall be treated as a right to receive a series of separate payments and, accordingly, each such installment payment shall at all times be considered a separate and distinct payment as permitted under Code Section 409A. Notwithstanding anything contained in the Plan or in an Award Agreement to the contrary, neither the Company, any member of the Committee nor any Subsidiary shall have any liability or obligation to any Participant or any other Person for taxes, interest, penalties or fines (including without limitation any of the foregoing resulting from the failure of any Award granted hereunder to comply with, or be exempt from, Code Section 409A). For purposes of any Award that constitutes “non-qualified deferred compensation” under Code Section 409A, the terms “termination of employment” or “termination of service” and similar phrases to each shall mean “separation from service” within the meaning of Code Section 409A.

Section 19.           Governing Law.

The validity and construction of the Plan and any Award Agreements entered into hereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the conflict of laws principles thereof.

Section 20.           Recoupment/Share Ownership.

Any Award granted pursuant to the Plan (and all Shares acquired hereunder) shall be subject to mandatory repayment and clawback pursuant to the terms of the Company’s corporate governance guidelines, as in effect from time to time, and as may be otherwise required by law or the rules of any applicable securities exchange. Additional recoupment and clawback policies may be provided in the Participant’s Award Agreement. In addition, all Awards granted under the Plan (and all Shares acquired hereunder) shall be subject to the holding periods set forth in the Company’s stock ownership guidelines, as in effect from time to time.

Section 21.           Effective Date.

The Plan shall become effective upon the Effective Date.

[end of Plan]

Stock Option No:   000XXX

STOCK OPTION AGREEMENT
UNDER THE
FEMASYS INC. 2021 EQUITY INCENTIVE PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is between Femasys Inc., a Delaware corporation (the “Company”), and [______] (the “Grantee”) and is made as of [______], 20[__].

RECITALS

WHEREAS, the Company maintains the Femasys Inc. 2021 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award options to purchase shares of the Company’s common stock, $0.001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant an option to purchase Shares to the Grantee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

Section 1.          Grant of Option.  Effective as of the Grant Date (as specified on Schedule A hereto), the Company grants to the Grantee, pursuant to the Plan and the terms and conditions of this Agreement, an option to purchase that number of Shares and at the exercise price set forth on Schedule A hereto (the “Option”).  The Option is not, and is not intended to be, an Incentive Stock Option under Section 422 of the Code.

Section 2.          Term of Option.  Unless earlier terminated pursuant to the Plan or the other provisions of this Agreement, the Option shall terminate at the time and on the date specified on Schedule A hereto (the “Expiration Date”).

(a)          Except as otherwise provided in Section 7.2 of the Plan or in an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, upon the Grantee’s termination of employment with the Company and its Subsidiaries for any reason whatsoever, the Option shall terminate as to that number of Shares as to which the Option is not vested at the time of such termination of employment, without any compensation or other payment due to the Grantee or any other Person.

(b)          If the Grantee’s employment with the Company or any of its Subsidiaries is terminated for Cause, then the unexercised portion of the Option (whether or not vested) will terminate immediately upon such termination of employment, without any compensation or other payment due to the Grantee or any other Person.

(c)          Except as otherwise provided in Section 7.2 of the Plan or in an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if the Grantee’s employment with the Company and its Subsidiaries terminates for any reason other than Cause, death or Disability, then the Option may be exercised to the extent vested at the time of such termination of employment at any time prior to the earlier of the Expiration Date and 90 days after such termination of employment, and any part of the Option which is not exercised within such period shall terminate at the end of such period without any compensation or other payment due to the Grantee or any other Person.  Except as otherwise provided in Section 7.2 of the Plan or in an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if the Grantee’s employment with the Company and its Subsidiaries terminates by reason of his or her death or Disability, then the Option may be exercised, as to the number of whole Shares with respect to which the Option is vested and exercisable at the time of such death or Disability, at any time prior to the earlier of the Expiration Date and twelve (12) months after such termination of employment, and any part of the Option which is not exercised within such period shall terminate at the end of such period without any compensation or other payment due to the Grantee or any other Person.

(d)          The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from Cause.

Section 3.          Vesting.  The Option shall vest as provided on Schedule A hereto.

Section 4.          Manner of Exercise.

(a)          To exercise the Option, the Grantee shall comply with such procedures for exercise as the Committee shall have adopted, as may be in effect from time to time.   Payment of the exercise price shall be in cash or such other form of consideration as the Committee may accept in its sole discretion.  Any exercise of the Option is conditioned on the Grantee’s payment to the Company in full of the aggregate exercise price (in accordance with the procedures established by the Committee and permitted under the terms of the Plan) of the portion of the Option being exercised, plus the amount of the withholding taxes determined by the Company to be due upon the purchase of such number of Shares (unless the Committee shall have consented to the making of other arrangements with the Grantee with respect to the payment of such withholding taxes).

(b)          The date on which the Company receives the notice of exercise accompanied by payment in full of the exercise price for the Shares covered by the notice and the applicable withholding taxes shall be the date as of which the Shares shall be deemed to have been issued.

(c)          To exercise the Option following the Grantee’s death, the Persons who acquire the right to exercise the Option must prove to the Committee’s satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or the Shares to which it relates, in addition to satisfying the other terms and conditions set forth in this Agreement.

Section 5.          Representations and Warranties of the Grantee.  The Grantee represents and warrants to the Company that, as of the Grant Date, (i) the Grantee has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and (ii) this Agreement constitutes valid and binding obligation of the Grantee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

Section 6.          Transferability.  The Option may only be transferred in accordance with Section 12 of the Plan.

2

Section 7.          Withholding.  The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the Option (including the exercise thereof).  Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes.  The Company or its Subsidiaries, in their sole discretion, shall have the right to retain from the Shares otherwise deliverable on exercise of the Option the number of Shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the Option (including the exercise thereof)).

Section 8.          The Plan.  The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Option subject to all of the terms and provisions of the Plan and this Agreement.  The Option is subject to all of the terms and provisions of the Plan, all of which are incorporated in this Agreement by reference.  Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee with respect to the Plan, this Agreement, the Option and any agreement relating to the Option.  In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

Section 9.          Rights in Shares Before Issuance and Delivery.  The Grantee shall not have any rights as a stockholder of the Company with respect to the Shares underlying the Option unless and until the Option has been exercised and such Shares have been issued to the Grantee as fully paid Shares.  No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 8 of the Plan.

Section 10.          No Promise of Employment.  Neither the Plan nor the granting, holding, vesting or exercise of the Option will confer upon the Grantee any right to continue in the employ of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to terminate the Grantee at any time, for any reason and with or without notice.

Section 11.          Qualifications to Exercise.  Notwithstanding anything in this Agreement or in the Plan to the contrary, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (a) the listing, registration or qualification of any Shares otherwise deliverable upon such exercise is required upon any securities exchange or under any state, federal, or foreign law, or (b) the consent or approval of any regulatory body is necessary or desirable in connection with such exercise.  In such event, such exercise shall be held in abeyance and shall not be effective unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company (regardless of any termination of the Option prior to such listing, registration, qualification or approval).  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.  The Company shall not be required to issue fractional Shares upon the exercise of the Option.

Section 12.          Conditions to Transfer.  As a condition to the exercise of the Option, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.  The certificate issued to evidence such Shares, if any, may bear appropriate legends summarizing these restrictions.

Section 13.          Investment Representation.  The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

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Section 14.          Entire Agreement.  This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the Option to the Grantee by the Company.

Section 15.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Grantee and his or her permitted transferees, heirs, executors, administrators and legal representatives.

Section 16.          Amendment; Termination; Waiver.  Except as otherwise provided in the Plan, this Agreement may be amended or terminated, and its terms or covenants waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Grantee that, in the case of an amendment or waiver, identifies the specific provision of this Agreement being amended or waived (as applicable).

Section 17.          Covenants Agreement.  The Option shall be subject to forfeiture at the election of the Company in the event that the Grantee breaches any agreement between the Grantee and the Company or any of its Affiliates with respect to non-competition, non-solicitation, non-disparagement, assignment of inventions or contributions and/or nondisclosure obligations of the Grantee.

Section 18.          Delivery of Documents and Notices.  Unless otherwise specified by the Grantee in writing, all documents relating to the Plan (including, without limitation, the Plan, this Agreement, the Plan prospectus and any reports of the Company provided generally to the Company’s stockholders) may be delivered to the Grantee electronically.  Such means of electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or other means of electronic delivery specified by the Company.

The Grantee acknowledges that the Grantee has read this Section 18 and consents to the electronic delivery of the Plan documents.  The Grantee acknowledges that he or she may request from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing.  The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the Grantee’s attempted electronic delivery of such documents fails.  The Grantee may revoke his or her consent to the electronic delivery of documents described in this Section 18 or may change the electronic mail address to which such documents are to be delivered (if the Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by postal service or electronic mail.  The Grantee understands that he or she is not required to consent to electronic delivery of documents described in this Section 18.

Section 19.          Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Section 20.          JURISDICTION; WAIVER OF JURY TRIAL.  BY ENTERING INTO THIS AGREEMENT, THE COMPANY AND THE GRANTEE IRREVOCABLY SUBMIT TO AND ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS LOCATED IN [GEORGIA] (OR IF FEDERAL JURISDICTION DOES NOT EXIST, IN THE STATE COURTS LOCATED IN [GWINNETT COUNTY, GEORGIA]) WITH RESPECT TO ALL DISPUTES RELATING TO THIS AGREEMENT, THE OPTION OR THE PLAN.  THE COMPANY AND THE GRANTEE HEREBY ACCEPT SERVICE OF PROCESS PURSUANT TO THE LAWS OF THE STATE OF [GEORGIA] AND THE RULES OF ITS COURTS, WAIVE ANY DEFENSE OF FORUM NON CONVENIENS AND AGREE TO BE BOUND BY ANY JUDGMENT RENDERED BY SUCH COURTS ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE OPTION OR THE PLAN.

THE COMPANY AND THE GRANTEE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE OPTION OR THE PLAN.

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Section 21.          Severability.  All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

Section 22.          Defined Terms/Construction.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.  Captions and titles contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

FEMASYS INC.

By:
Name:
Title:

GRANTEE

Name:

RESTRICTED STOCK UNIT AGREEMENT
UNDER THE
FEMASYS INC. 2021 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is between Femasys Inc., a Delaware corporation (the “Company”), and [______] (the “Grantee”) and is made as of [______], 20[__] (the “Grant Date”).

RECITALS

WHEREAS, the Company maintains the Femasys Inc. 2021 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award Restricted Stock Units with respect to shares of the Company’s common stock, $0.001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant Restricted Stock Units to the Grantee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1.          Award of Restricted Stock Units.  The Company hereby grants to the Grantee, as of the Grant Date (as specified in Schedule A hereto), the number of Restricted Stock Units set forth on Schedule A hereto (the “RSUs”).  With respect to each RSU that becomes vested in accordance with the terms of this Agreement, the Grantee will be entitled to receive one Share upon the settlement of such RSU (the “RSU Shares”).  The RSUs are subject to the terms set forth herein, and the terms of the Plan, which terms and provisions are incorporated herein by reference.

2.          Vesting; Settlement.

(a)          The RSUs shall vest as provided on Schedule A hereto.

(b)          Vesting of any RSUs (including, without limitation, Liquidity Vesting RSUs (as defined in Schedule A hereto)) in all cases is subject to the Grantee’s continued employment with the Company or one of its Subsidiaries from the Grant Date through and including the applicable vesting date[, which in the case of Liquidity Vesting RSUs, shall be the date on which the IPO occurs].  Except as otherwise specifically provided in Section 7.2 of the Plan or in an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if the Grantee’s employment with the Company or any of its Subsidiaries terminates for any reason prior to the date on which all of the RSUs have become vested, regardless of whether such termination is initiated by the Grantee, by the Company or by any of the Company’s Subsidiaries, then all RSUs (including, without limitation, Liquidity Vesting RSUs) which are unvested as of the date of such termination shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  In addition, if the Grantee’s employment with the Company or any of its Subsidiaries is terminated for Cause, then any RSUs which have not been settled as of such termination of employment (even if such RSUs are vested) shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from Cause.

(c)          Notwithstanding anything to the contrary contained in any offer letter, severance agreement, employment agreement, consulting agreement or similar agreement between the Grantee and the Company or any of its Affiliates, the RSUs shall not vest upon a Change in Control, a change in control, a change of control or any similar event except as provided in the Plan.

(d)          Each RSU that becomes vested shall be settled as soon as reasonably practicable following the date on which such RSU becomes vested, and in any event within 30 days after the vesting event.

(e)          Prior to the receipt by the Grantee of an RSU Share in settlement of an RSU, the Grantee shall have no rights of a stockholder with respect to such RSU or RSU Share, including, without limitation, the right to receive dividends with respect to such RSU or RSU Share or the right to vote such RSU or RSU Share.  Notwithstanding the foregoing or anything contained in this Agreement to the contrary, if the Company declares a cash dividend on Shares with a record date during the period between the Grant Date and the date immediately preceding the date on which an RSU Share is delivered upon the settlement of a vested RSU, then the Grantee shall be entitled to receive with respect to the vested RSUs being settled on such date an amount in cash equal to the product of (i) the number of vested RSUs then being settled, multiplied by (ii) the amount of cash dividends declared per Share during the period between the Grant Date and the date immediately preceding the date on which such RSU Shares are delivered upon the settlement of such vested RSUs, with such cash payment to be made to the Grantee at the same time as RSU Shares are issued upon the settlement of such vested RSUs; provided, however, that if any such cash dividends have been declared but not paid, such payment shall not be made in respect of such cash dividend until the first payroll date after such cash dividend is paid (and if such dividend equivalent described in this Section 2(e) is not paid to the Participant by March 15th of the year immediately following the year in which the applicable RSU vested, then such dividend equivalent shall be forfeited).  Any such amounts will be forfeited upon the forfeiture of the underlying RSU, with no compensation or other payment due to the Grantee or any other Person.

3.          Representations and Warranties of the Grantee.  The Grantee represents and warrants to the Company that, as of the Grant Date, (i) the Grantee has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and (ii) this Agreement constitutes valid and binding obligation of the Grantee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

4.          Transferability.  The RSUs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution.

5.          Conditions on All Transfers of RSU Shares.  Notwithstanding anything to the contrary contained in this Agreement or the Plan, no transfer of an RSU Share shall be made, or, if attempted or purported to be made, shall be effective, unless and until the Company is satisfied that the transfer will not violate any federal or state securities law or any other law or agreement (including this Agreement or the Plan) or the rules of any applicable stock exchange.  If the transfer would violate any such law, agreement or rule and the Grantee nevertheless attempts or purports to engage in a transfer of RSU Shares, then the Company shall not recognize such transfer on the books and records of the Company and such transfer will be null and void ab initio.  In addition, the Grantee will be liable to the Company for damages, if any, which may result from such attempted or purported transfer.

6.          No Promise of Employment.  Neither the Plan nor the granting or holding of the RSUs nor the holding of RSU Shares will confer upon the Grantee any right to continue in the employ of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to discharge the Grantee at any time, for any reason and with or without notice.

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7.          Withholding.  The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant of RSUs and/or the vesting or settlement thereof (and the payment of any dividend equivalents).  Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes.  The Company or its Subsidiaries, in their sole discretion, shall have the right to retain the number of Shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the RSUs or any dividend equivalents).

8.          The Plan.  The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the RSUs subject to all of the terms and provisions of the Plan and this Agreement.  Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee with respect to the Plan, this Agreement, the RSUs, the RSU Shares and any agreement relating to the RSUs or the RSU Shares.  In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

9.          Investment Representation.  The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

10.          Delivery of Documents and Notices.  Unless otherwise specified by the Grantee in writing, all documents relating to the Plan (including, without limitation, the Plan, this Agreement, the Plan prospectus and any reports of the Company provided generally to the Company’s stockholders) may be delivered to the Grantee electronically.  Such means of electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or other means of electronic delivery specified by the Company.

The Grantee acknowledges that the Grantee has read this Section 10 and consents to the electronic delivery of the Plan documents.  The Grantee acknowledges that he or she may request from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing.  The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the Grantee’s attempted electronic delivery of such documents fails.  The Grantee may revoke his or her consent to the electronic delivery of documents described in this Section 10 or may change the electronic mail address to which such documents are to be delivered (if the Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by postal service or electronic mail.  The Grantee understands that he or she is not required to consent to electronic delivery of documents described in this Section 10.

11.          Governing Law.  This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

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12.          JURISDICTION; WAIVER OF JURY TRIAL.  BY ENTERING INTO THIS AGREEMENT, THE COMPANY AND THE GRANTEE IRREVOCABLY SUBMIT TO AND ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS LOCATED IN [GEORGIA] (OR IF FEDERAL JURISDICTION DOES NOT EXIST, IN THE STATE COURTS LOCATED IN [GWINNETT COUNTY, GEORGIA]) WITH RESPECT TO ALL DISPUTES RELATING TO THIS AGREEMENT, THE OPTION OR THE PLAN.  THE COMPANY AND THE GRANTEE HEREBY ACCEPT SERVICE OF PROCESS PURSUANT TO THE LAWS OF THE STATE OF [GEORGIA] AND THE RULES OF ITS COURTS, WAIVE ANY DEFENSE OF FORUM NON CONVENIENS AND AGREE TO BE BOUND BY ANY JUDGMENT RENDERED BY SUCH COURTS ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE RSUs, THE RSU SHARES OR THE PLAN.

THE COMPANY AND THE GRANTEE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE RSUs, THE RSU SHARES OR THE PLAN.

13.          Severability.  All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

14.          Amendment; Termination; Waiver.  Subject to the provisions of the Plan, this Agreement may be amended or terminated, and its terms or covenants waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Grantee that, in the case of an amendment or waiver, identifies the specific provision of this Agreement being amended or waived (as applicable).

15.          Covenants Agreement.  The RSUs and RSU Shares shall be subject to forfeiture at the election of the Company in the event that the Grantee breaches any agreement between the Grantee and the Company or any of its Affiliates with respect to non-competition, non-solicitation, non-disparagement, assignment of inventions or contributions and/or nondisclosure obligations of the Grantee.

16.          Entire Agreement.  This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the RSUs to the Grantee by the Company.

17.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and upon the Grantee and his or her heirs, executors, administrators and legal representatives.

18.          Defined Terms/Construction.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.  Captions and titles contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon evidencing his or her agreement to the terms hereof, effective as of the Grant Date.

FEMASYS INC.

By:
Name:
Title:

GRANTEE

Name:

PERFORMANCE STOCK UNIT AGREEMENT
UNDER THE
FEMASYS INC. 2021 EQUITY INCENTIVE PLAN

THIS PERFORMANCE STOCK UNIT AGREEMENT (this “Agreement”) is between Femasys Inc., a Delaware corporation (the “Company”), and [______] (the “Grantee”) and is made as of [______], 20[__] (the “Grant Date”).

RECITALS

WHEREAS, the Company maintains the Femasys Inc. 2021 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award Performance Stock Units with respect to shares of the Company’s common stock, $0.001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant Performance Stock Units to the Grantee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

19.          Award of Performance Stock Units.  The Company hereby grants to the Grantee, as of the Grant Date (as specified in Schedule A hereto), the number of Performance Stock Units set forth on Schedule A hereto (the “PSUs”).  With respect to each PSU that becomes vested in accordance with the terms of this Agreement, the Grantee will be entitled to receive one Share upon the settlement of such PSU (the “PSU Shares”).  The PSUs are subject to the terms set forth herein, and the terms of the Plan, which terms and provisions are incorporated herein by reference.

20.          Vesting; Settlement.

(a)          The PSUs shall vest as provided on Schedule A hereto.

(b)          Vesting of any PSUs (including, without limitation, Liquidity Vesting PSUs (as defined in Schedule A hereto)) in all cases is subject to the Grantee’s continued employment with the Company or one of its Subsidiaries from the Grant Date through and including the applicable vesting date[, which in the case of Liquidity Vesting PSUs, shall be the date on which the IPO occurs].  Except as otherwise specifically provided in Section 7.2 of the Plan or in an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, if the Grantee’s employment with the Company or any of its Subsidiaries terminates for any reason prior to the date on which all of the PSUs have become vested, regardless of whether such termination is initiated by the Grantee, by the Company or by any of the Company’s Subsidiaries, then all PSUs (including, without limitation, Liquidity Vesting PSUs) which are unvested as of the date of such termination shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  In addition, if the Grantee’s employment with the Company or any of its Subsidiaries is terminated for Cause, then any PSUs which have not been settled as of such termination of employment (even if such PSUs are vested) shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from Cause.

(c)          Notwithstanding anything to the contrary contained in any offer letter, severance agreement, employment agreement, consulting agreement or similar agreement between the Grantee and the Company or any of its Affiliates, the PSUs shall not vest upon a Change in Control, a change in control, a change of control or any similar event except as provided in the Plan.

(d)          Each PSU that becomes vested shall be settled as soon as reasonably practicable following the date on which such PSU becomes vested, and in any event within 30 days after the vesting event.

(e)          Prior to the receipt by the Grantee of a PSU Share in settlement of a PSU, the Grantee shall have no rights of a stockholder with respect to such PSU or PSU Share, including, without limitation, the right to receive dividends with respect to such PSU or PSU Share or the right to vote such PSU or PSU Share.  Notwithstanding the foregoing or anything contained in this Agreement to the contrary, if the Company declares a cash dividend on Shares with a record date during the period between the Grant Date and the date immediately preceding the date on which a PSU Share is delivered upon the settlement of a vested PSU, then the Grantee shall be entitled to receive with respect to the vested PSUs being settled on such date an amount in cash equal to the product of (i) the number of vested PSUs then being settled, multiplied by (ii) the amount of cash dividends declared per Share during the period between the Grant Date and the date immediately preceding the date on which such PSU Shares are delivered upon the settlement of such vested PSUs, with such cash payment to be made to the Grantee at the same time as PSU Shares are issued upon the settlement of such vested PSUs; provided, however, that if any such cash dividends have been declared but not paid, such payment shall not be made in respect of such cash dividend until the first payroll date after such cash dividend is paid (and if such dividend equivalent described in this Section 2(e) is not paid to the Participant by March 15th of the year immediately following the year in which the applicable PSU vested, then such dividend equivalent shall be forfeited).  Any such amounts will be forfeited upon the forfeiture of the underlying PSU, with no compensation or other payment due to the Grantee or any other Person.

21.          Representations and Warranties of the Grantee.  The Grantee represents and warrants to the Company that, as of the Grant Date, (i) the Grantee has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and (ii) this Agreement constitutes valid and binding obligation of the Grantee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

22.          Transferability.  The PSUs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution.

23.          Conditions on All Transfers of PSU Shares.  Notwithstanding anything to the contrary contained in this Agreement or the Plan, no transfer of a PSU Share shall be made, or, if attempted or purported to be made, shall be effective, unless and until the Company is satisfied that the transfer will not violate any federal or state securities law or any other law or agreement (including this Agreement or the Plan) or the rules of any applicable stock exchange.  If the transfer would violate any such law, agreement or rule and the Grantee nevertheless attempts or purports to engage in a transfer of PSU Shares, then the Company shall not recognize such transfer on the books and records of the Company and such transfer will be null and void ab initio.  In addition, the Grantee will be liable to the Company for damages, if any, which may result from such attempted or purported transfer.

24.          No Promise of Employment.  Neither the Plan nor the granting or holding of the PSUs nor the holding of PSU Shares will confer upon the Grantee any right to continue in the employ of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to discharge the Grantee at any time, for any reason and with or without notice.

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25.          Withholding.  The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant of PSUs and/or the vesting or settlement thereof (and the payment of any dividend equivalents).  Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes.  The Company or its Subsidiaries, in their sole discretion, shall have the right to retain the number of Shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the PSUs or any dividend equivalents).

26.          The Plan.  The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the PSUs subject to all of the terms and provisions of the Plan and this Agreement.  Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee with respect to the Plan, this Agreement, the PSUs, the PSU Shares and any agreement relating to the PSUs or the PSU Shares.  In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

27.          Investment Representation.  The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

28.          Delivery of Documents and Notices.  Unless otherwise specified by the Grantee in writing, all documents relating to the Plan (including, without limitation, the Plan, this Agreement, the Plan prospectus and any reports of the Company provided generally to the Company’s stockholders) may be delivered to the Grantee electronically.  Such means of electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or other means of electronic delivery specified by the Company.

The Grantee acknowledges that the Grantee has read this Section 10 and consents to the electronic delivery of the Plan documents.  The Grantee acknowledges that he or she may request from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing.  The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the Grantee’s attempted electronic delivery of such documents fails.  The Grantee may revoke his or her consent to the electronic delivery of documents described in this Section 10 or may change the electronic mail address to which such documents are to be delivered (if the Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by postal service or electronic mail.  The Grantee understands that he or she is not required to consent to electronic delivery of documents described in this Section 10.

29.          Governing Law.  This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

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30.          JURISDICTION; WAIVER OF JURY TRIAL.  BY ENTERING INTO THIS AGREEMENT, THE COMPANY AND THE GRANTEE IRREVOCABLY SUBMIT TO AND ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS LOCATED IN [GEORGIA] (OR IF FEDERAL JURISDICTION DOES NOT EXIST, IN THE STATE COURTS LOCATED IN [GWINNETT COUNTY, GEORGIA]) WITH RESPECT TO ALL DISPUTES RELATING TO THIS AGREEMENT, THE OPTION OR THE PLAN.  THE COMPANY AND THE GRANTEE HEREBY ACCEPT SERVICE OF PROCESS PURSUANT TO THE LAWS OF THE STATE OF [GEORGIA] AND THE RULES OF ITS COURTS, WAIVE ANY DEFENSE OF FORUM NON CONVENIENS AND AGREE TO BE BOUND BY ANY JUDGMENT RENDERED BY SUCH COURTS ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE PSUs, THE PSU SHARES OR THE PLAN.

THE COMPANY AND THE GRANTEE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE PSUs, THE PSU SHARES OR THE PLAN.

31.          Severability.  All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

32.          Amendment; Termination; Waiver.  Subject to the provisions of the Plan, this Agreement may be amended or terminated, and its terms or covenants waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Grantee that, in the case of an amendment or waiver, identifies the specific provision of this Agreement being amended or waived (as applicable).

33.          Covenants Agreement.  The PSUs and PSU Shares shall be subject to forfeiture at the election of the Company in the event that the Grantee breaches any agreement between the Grantee and the Company or any of its Affiliates with respect to non-competition, non-solicitation, non-disparagement, assignment of inventions or contributions and/or nondisclosure obligations of the Grantee.

34.          Entire Agreement.  This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the PSUs to the Grantee by the Company.

35.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and upon the Grantee and his or her heirs, executors, administrators and legal representatives.

36.          Defined Terms/Construction.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.  Captions and titles contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon evidencing his or her agreement to the terms hereof, effective as of the Grant Date.

FEMASYS INC.

By:
Name:
Title:

GRANTEE

Name:

Stock Option No:   000XXX

NON-EMPLOYEE DIRECTOR
STOCK OPTION AGREEMENT
UNDER THE
FEMASYS INC. 2021 EQUITY INCENTIVE PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is between Femasys Inc., a Delaware corporation (the “Company”), and [______] (the “Grantee”) and is made as of [______], 20[__].

RECITALS

WHEREAS, the Company maintains the Femasys Inc. 2021 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award options to purchase shares of the Company’s common stock, $0.001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant an option to purchase Shares to the Grantee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

Section 23.          Grant of Option.  Effective as of the Grant Date (as specified on Schedule A hereto), the Company grants to the Grantee, pursuant to the Plan and the terms and conditions of this Agreement, an option to purchase that number of Shares and at the exercise price set forth on Schedule A hereto (the “Option”).  The Option is not, and is not intended to be, an Incentive Stock Option under Section 422 of the Code.

Section 24.          Term of Option.  Unless earlier terminated pursuant to the Plan or the other provisions of this Agreement, the Option shall terminate at the time and on the date specified on Schedule A hereto (the “Expiration Date”).

(b)          Except as otherwise provided in Section 7.2 of the Plan, upon the Grantee’s termination of service with the Company and its Subsidiaries for any reason whatsoever, the Option shall terminate as to that number of Shares as to which the Option is not vested at the time of such termination of service, without any compensation or other payment due to the Grantee or any other Person.

(c)          If the Grantee’s service with the Company or any of its Subsidiaries is terminated for Cause, then the unexercised portion of the Option (whether or not vested) will terminate immediately upon such termination of service, without any compensation or other payment due to the Grantee or any other Person.

(d)          Except as otherwise provided in Section 7.2 of the Plan, if the Grantee’s service with the Company and its Subsidiaries terminates for any reason other than Cause, death or Disability, then the Option may be exercised to the extent vested at the time of such termination of service at any time prior to the earlier of the Expiration Date and 90 days after such termination of service, and any part of the Option which is not exercised within such period shall terminate at the end of such period without any compensation or other payment due to the Grantee or any other Person.  Except as otherwise provided in Section 7.2 of the Plan, if the Grantee’s service with the Company and its Subsidiaries terminates by reason of his or her death or Disability, then the Option may be exercised, as to the number of whole Shares with respect to which the Option is vested and exercisable at the time of such death or Disability, at any time prior to the earlier of the Expiration Date and twelve (12) months after such termination of service, and any part of the Option which is not exercised within such period shall terminate at the end of such period without any compensation or other payment due to the Grantee or any other Person.

(e)          The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of service, including, but not by way of limitation, the question of whether a termination of service resulted from Cause.

Section 25.          Vesting.  The Option shall vest as provided on Schedule A hereto.

Section 26.          Manner of Exercise.

(b)          To exercise the Option, the Grantee shall comply with such procedures for exercise as the Committee shall have adopted, as may be in effect from time to time.   Payment of the exercise price shall be in cash or such other form of consideration as the Committee may accept in its sole discretion.  Any exercise of the Option is conditioned on the Grantee’s payment to the Company in full of the aggregate exercise price (in accordance with the procedures established by the Committee and permitted under the terms of the Plan) of the portion of the Option being exercised, plus the amount of the withholding taxes determined by the Company to be due upon the purchase of such number of Shares (unless the Committee shall have consented to the making of other arrangements with the Grantee with respect to the payment of such withholding taxes).

(c)          The date on which the Company receives the notice of exercise accompanied by payment in full of the exercise price for the Shares covered by the notice and the applicable withholding taxes shall be the date as of which the Shares shall be deemed to have been issued.

(d)          To exercise the Option following the Grantee’s death, the Persons who acquire the right to exercise the Option must prove to the Committee’s satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or the Shares to which it relates, in addition to satisfying the other terms and conditions set forth in this Agreement.

Section 27.          Representations and Warranties of the Grantee.  The Grantee represents and warrants to the Company that, as of the Grant Date, (i) the Grantee has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and (ii) this Agreement constitutes valid and binding obligation of the Grantee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

Section 28.          Transferability.  The Option may only be transferred in accordance with Section 12 of the Plan.

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Section 29.          Withholding.  The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the Option (including the exercise thereof).  Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes.  The Company or its Subsidiaries, in their sole discretion, shall have the right to retain from the Shares otherwise deliverable on exercise of the Option the number of Shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the Option (including the exercise thereof)).

Section 30.          The Plan.  The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Option subject to all of the terms and provisions of the Plan and this Agreement.  The Option is subject to all of the terms and provisions of the Plan, all of which are incorporated in this Agreement by reference.  Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee with respect to the Plan, this Agreement, the Option and any agreement relating to the Option.  In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

Section 31.          Rights in Shares Before Issuance and Delivery.  The Grantee shall not have any rights as a stockholder of the Company with respect to the Shares underlying the Option unless and until the Option has been exercised and such Shares have been issued to the Grantee as fully paid Shares.  No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 8 of the Plan.

Section 32.          No Promise of Service.  Neither the Plan nor the granting, holding, vesting or exercise of the Option will confer upon the Grantee any right to continue in the service of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to terminate the Grantee at any time, for any reason and with or without notice.

Section 33.          Qualifications to Exercise.  Notwithstanding anything in this Agreement or in the Plan to the contrary, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (a) the listing, registration or qualification of any Shares otherwise deliverable upon such exercise is required upon any securities exchange or under any state, federal, or foreign law, or (b) the consent or approval of any regulatory body is necessary or desirable in connection with such exercise.  In such event, such exercise shall be held in abeyance and shall not be effective unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company (regardless of any termination of the Option prior to such listing, registration, qualification or approval).  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.  The Company shall not be required to issue fractional Shares upon the exercise of the Option.

Section 34.          Conditions to Transfer.  As a condition to the exercise of the Option, the Company may require the Grantee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.  The certificate issued to evidence such Shares, if any, may bear appropriate legends summarizing these restrictions.

Section 35.          Investment Representation.  The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

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Section 36.          Entire Agreement.  This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the Option to the Grantee by the Company.

Section 37.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Grantee and his or her permitted transferees, heirs, executors, administrators and legal representatives.

Section 38.          Amendment; Termination; Waiver.  Except as otherwise provided in the Plan, this Agreement may be amended or terminated, and its terms or covenants waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Grantee that, in the case of an amendment or waiver, identifies the specific provision of this Agreement being amended or waived (as applicable).

Section 39.          Covenants Agreement.  The Option shall be subject to forfeiture at the election of the Company in the event that the Grantee breaches any agreement between the Grantee and the Company or any of its Affiliates with respect to non-competition, non-solicitation, non-disparagement, assignment of inventions or contributions and/or nondisclosure obligations of the Grantee.

Section 40.          Delivery of Documents and Notices.  Unless otherwise specified by the Grantee in writing, all documents relating to the Plan (including, without limitation, the Plan, this Agreement, the Plan prospectus and any reports of the Company provided generally to the Company’s stockholders) may be delivered to the Grantee electronically.  Such means of electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or other means of electronic delivery specified by the Company.

The Grantee acknowledges that the Grantee has read this Section 18 and consents to the electronic delivery of the Plan documents.  The Grantee acknowledges that he or she may request from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing.  The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the Grantee’s attempted electronic delivery of such documents fails.  The Grantee may revoke his or her consent to the electronic delivery of documents described in this Section 18 or may change the electronic mail address to which such documents are to be delivered (if the Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by postal service or electronic mail.  The Grantee understands that he or she is not required to consent to electronic delivery of documents described in this Section 18.

Section 41.          Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

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Section 42.          JURISDICTION; WAIVER OF JURY TRIAL.  BY ENTERING INTO THIS AGREEMENT, THE COMPANY AND THE GRANTEE IRREVOCABLY SUBMIT TO AND ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS LOCATED IN [GEORGIA] (OR IF FEDERAL JURISDICTION DOES NOT EXIST, IN THE STATE COURTS LOCATED IN [GWINNETT COUNTY, GEORGIA]) WITH RESPECT TO ALL DISPUTES RELATING TO THIS AGREEMENT, THE OPTION OR THE PLAN.  THE COMPANY AND THE GRANTEE HEREBY ACCEPT SERVICE OF PROCESS PURSUANT TO THE LAWS OF THE STATE OF [GEORGIA] AND THE RULES OF ITS COURTS, WAIVE ANY DEFENSE OF FORUM NON CONVENIENS AND AGREE TO BE BOUND BY ANY JUDGMENT RENDERED BY SUCH COURTS ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE OPTION OR THE PLAN.

THE COMPANY AND THE GRANTEE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE OPTION OR THE PLAN.

Section 43.          Severability.  All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

Section 44.          Defined Terms/Construction.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.  Captions and titles contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

FEMASYS INC.

By:
Name:
Title:

GRANTEE

Name:

NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK UNIT AGREEMENT
UNDER THE
FEMASYS INC. 2021 EQUITY INCENTIVE PLAN

THIS RESTRICTED STOCK UNIT AGREEMENT (this “Agreement”) is between Femasys Inc., a Delaware corporation (the “Company”), and [______] (the “Grantee”) and is made as of [______], 20[__] (the “Grant Date”).

RECITALS

WHEREAS, the Company maintains the Femasys Inc. 2021 Equity Incentive Plan (as it may be amended and/or restated from time to time, the “Plan”);

WHEREAS, the Plan permits the Company to award Restricted Stock Units with respect to shares of the Company’s common stock, $0.001 par value per share (“Shares”), subject to the terms of the Plan; and

WHEREAS, the Company desires to grant Restricted Stock Units to the Grantee in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of these premises and the agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

37.          Award of Restricted Stock Units.  The Company hereby grants to the Grantee, as of the Grant Date (as specified in Schedule A hereto), the number of Restricted Stock Units set forth on Schedule A hereto (the “RSUs”).  With respect to each RSU that becomes vested in accordance with the terms of this Agreement, the Grantee will be entitled to receive one Share upon the settlement of such RSU (the “RSU Shares”).  The RSUs are subject to the terms set forth herein, and the terms of the Plan, which terms and provisions are incorporated herein by reference.

38.          Vesting; Settlement.

(a)          The RSUs shall vest as provided on Schedule A hereto.

(b)          Vesting of any RSUs (including, without limitation, Liquidity Vesting RSUs (as defined in Schedule A hereto)) in all cases is subject to the Grantee’s continued service with the Company or one of its Subsidiaries from the Grant Date through and including the applicable vesting date, which in the case of Liquidity Vesting RSUs, shall be the date on which the IPO occurs.  Except as otherwise specifically provided in Section 7.2 of the Plan, if the Grantee’s service with the Company or any of its Subsidiaries terminates for any reason prior to the date on which all of the RSUs have become vested, regardless of whether such termination is initiated by the Grantee, by the Company or by any of the Company’s Subsidiaries, then all RSUs (including, without limitation, Liquidity Vesting RSUs) which are unvested as of the date of such termination shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  In addition, if the Grantee’s service with the Company or any of its Subsidiaries is terminated for Cause, then any RSUs which have not been settled as of such termination of service (even if such RSUs are vested) shall be forfeited immediately upon such termination with no compensation or other payment due to the Grantee or any other Person.  The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of service, including, but not by way of limitation, the question of whether a termination of service resulted from Cause.

(c)          Notwithstanding anything to the contrary contained in any agreement between the Grantee and the Company or any of its Affiliates, the RSUs shall not vest upon a Change in Control, a change in control, a change of control or any similar event except as provided in the Plan.

(d)          Each RSU that becomes vested shall be settled as soon as reasonably practicable following the date on which such RSU becomes vested, and in any event within 30 days after the vesting event.

(e)          Prior to the receipt by the Grantee of an RSU Share in settlement of an RSU, the Grantee shall have no rights of a stockholder with respect to such RSU or RSU Share, including, without limitation, the right to receive dividends with respect to such RSU or RSU Share or the right to vote such RSU or RSU Share.  Notwithstanding the foregoing or anything contained in this Agreement to the contrary, if the Company declares a cash dividend on Shares with a record date during the period between the Grant Date and the date immediately preceding the date on which an RSU Share is delivered upon the settlement of a vested RSU, then the Grantee shall be entitled to receive with respect to the vested RSUs being settled on such date an amount in cash equal to the product of (i) the number of vested RSUs then being settled, multiplied by (ii) the amount of cash dividends declared per Share during the period between the Grant Date and the date immediately preceding the date on which such RSU Shares are delivered upon the settlement of such vested RSUs, with such cash payment to be made to the Grantee at the same time as RSU Shares are issued upon the settlement of such vested RSUs; provided, however, that if any such cash dividends have been declared but not paid, such payment shall not be made in respect of such cash dividend until the first payroll date after such cash dividend is paid (and if such dividend equivalent described in this Section 2(e) is not paid to the Participant by March 15th of the year immediately following the year in which the applicable RSU vested, then such dividend equivalent shall be forfeited).  Any such amounts will be forfeited upon the forfeiture of the underlying RSU, with no compensation or other payment due to the Grantee or any other Person.

39.          Representations and Warranties of the Grantee.  The Grantee represents and warrants to the Company that, as of the Grant Date, (i) the Grantee has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder and (ii) this Agreement constitutes valid and binding obligation of the Grantee, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

40.          Transferability.  The RSUs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent and distribution.

41.          Conditions on All Transfers of RSU Shares.  Notwithstanding anything to the contrary contained in this Agreement or the Plan, no transfer of an RSU Share shall be made, or, if attempted or purported to be made, shall be effective, unless and until the Company is satisfied that the transfer will not violate any federal or state securities law or any other law or agreement (including this Agreement or the Plan) or the rules of any applicable stock exchange.  If the transfer would violate any such law, agreement or rule and the Grantee nevertheless attempts or purports to engage in a transfer of RSU Shares, then the Company shall not recognize such transfer on the books and records of the Company and such transfer will be null and void ab initio.  In addition, the Grantee will be liable to the Company for damages, if any, which may result from such attempted or purported transfer.

42.          No Promise of Service.  Neither the Plan nor the granting or holding of the RSUs nor the holding of RSU Shares will confer upon the Grantee any right to continue in the service of the Company or any Subsidiary, or limit, in any respect, the right of the Company or any Subsidiary to discharge the Grantee at any time, for any reason and with or without notice.

43.          Withholding.  The Grantee shall be responsible for making appropriate provision for all taxes required to be withheld in connection with the grant of RSUs and/or the vesting or settlement thereof (and the payment of any dividend equivalents).  Such responsibility shall extend to all applicable federal, state, local and foreign withholding taxes.  The Company or its Subsidiaries, in their sole discretion, shall have the right to retain the number of Shares whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes (or to withhold from any payroll or other amounts otherwise due to the Grantee the amount of withholding taxes due in connection with the RSUs or any dividend equivalents).

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44.          The Plan.  The Grantee has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the RSUs subject to all of the terms and provisions of the Plan and this Agreement.  Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate.  The Grantee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee with respect to the Plan, this Agreement, the RSUs, the RSU Shares and any agreement relating to the RSUs or the RSU Shares.  In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall control.

45.          Investment Representation.  The Grantee hereby represents and warrants to the Company that the Grantee, by reason of the Grantee’s business or financial experience (or the business or financial experience of the Grantee’s professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Grantee’s own interests in connection with the transactions contemplated under this Agreement.

46.          Delivery of Documents and Notices.  Unless otherwise specified by the Grantee in writing, all documents relating to the Plan (including, without limitation, the Plan, this Agreement, the Plan prospectus and any reports of the Company provided generally to the Company’s stockholders) may be delivered to the Grantee electronically.  Such means of electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or other means of electronic delivery specified by the Company.

The Grantee acknowledges that the Grantee has read this Section 10 and consents to the electronic delivery of the Plan documents.  The Grantee acknowledges that he or she may request from the Company a paper copy of any documents delivered electronically at no cost to the Grantee by contacting the Company by telephone or in writing.  The Grantee further acknowledges that the Grantee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Grantee understands that the Grantee must provide the Company or any designated third party administrator with a paper copy of any documents if the Grantee’s attempted electronic delivery of such documents fails.  The Grantee may revoke his or her consent to the electronic delivery of documents described in this Section 10 or may change the electronic mail address to which such documents are to be delivered (if the Grantee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by postal service or electronic mail.  The Grantee understands that he or she is not required to consent to electronic delivery of documents described in this Section 10.

47.          Governing Law.  This Agreement will be construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws of Delaware or any other jurisdiction.

48.          JURISDICTION; WAIVER OF JURY TRIAL.  BY ENTERING INTO THIS AGREEMENT, THE COMPANY AND THE GRANTEE IRREVOCABLY SUBMIT TO AND ACCEPT GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS LOCATED IN [GEORGIA] (OR IF FEDERAL JURISDICTION DOES NOT EXIST, IN THE STATE COURTS LOCATED IN [GWINNETT COUNTY, GEORGIA]) WITH RESPECT TO ALL DISPUTES RELATING TO THIS AGREEMENT, THE OPTION OR THE PLAN.  THE COMPANY AND THE GRANTEE HEREBY ACCEPT SERVICE OF PROCESS PURSUANT TO THE LAWS OF THE STATE OF [GEORGIA] AND THE RULES OF ITS COURTS, WAIVE ANY DEFENSE OF FORUM NON CONVENIENS AND AGREE TO BE BOUND BY ANY JUDGMENT RENDERED BY SUCH COURTS ARISING OUT OF, RELATED TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE RSUs, THE RSU SHARES OR THE PLAN.

THE COMPANY AND THE GRANTEE IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH, THIS AGREEMENT, THE RSUs, THE RSU SHARES OR THE PLAN.

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49.          Severability.  All provisions of this Agreement are distinct and severable and if any clause shall be held to be invalid, illegal or against public policy, the validity or the legality of the remainder of this Agreement shall not be affected thereby, and the remainder of this Agreement shall be interpreted to give maximum effect to the original intention of the parties hereto.

50.          Amendment; Termination; Waiver.  Subject to the provisions of the Plan, this Agreement may be amended or terminated, and its terms or covenants waived, only by a written instrument executed on behalf of the Company (as authorized by the Committee) and the Grantee that, in the case of an amendment or waiver, identifies the specific provision of this Agreement being amended or waived (as applicable).

51.          Covenants Agreement.  The RSUs and RSU Shares shall be subject to forfeiture at the election of the Company in the event that the Grantee breaches any agreement between the Grantee and the Company or any of its Affiliates with respect to non-competition, non-solicitation, non-disparagement, assignment of inventions or contributions and/or nondisclosure obligations of the Grantee.

52.          Entire Agreement.  This Agreement, together with the Plan, represents the entire agreement between the parties hereto relating to the subject matter hereof, and merges and supersedes all prior and contemporaneous discussions, agreements and understandings of every nature relating to the award of the RSUs to the Grantee by the Company.

53.          Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and upon the Grantee and his or her heirs, executors, administrators and legal representatives.

54.          Defined Terms/Construction.  Capitalized terms used in this Agreement and not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.  Captions and titles contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement

[signature page follows]

4

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon evidencing his or her agreement to the terms hereof, effective as of the Grant Date.

FEMASYS INC.

By:
Name:
Title:

GRANTEE

Name: